EXHIBIT 99.4

CERTIFICATION OF PERIODIC REPORT

In connection with the Quarterly Report of AmSouth Bancorporation (the “Company”) on Form 10-Q for the period ending June 30, 2002 (the “Report”), I, Sloan D. Gibson, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/S/ SLOAN D. GIBSON
Sloan D. Gibson Chief Financial Officer

August 7, 2002